                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                    DALLAS GOLD AND SILVER EXCHANGE, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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





                     DALLAS GOLD AND SILVER EXCHANGE, INC.


                                ________________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 17, 1996



Notice is hereby given that the Annual Meeting of Shareholders of Dallas Gold and Silver Exchange, Inc. will be held on Monday, June 17, 1996, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas, for the purpose of considering and voting upon:

   1. The election of Directors.

   2. Transacting such other business as may properly come before the meeting.

The close of business on April 26, 1996, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed address envelope which needs no postage if mailed within the United States.




                               By order of the Board of Directors




                               Dr. L.S. Smith, Ph.D
                               Chairman of the Board
                               and Secretary
Dated: May 3, 1996

                               PROXY STATEMENT

                              ________________

                    DALLAS GOLD AND SILVER EXCHANGE, INC.
                              2817 FOREST LANE
                             DALLAS, TEXAS 75234

                               _______________


                       ANNUAL MEETING OF SHAREHOLDERS


This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Dallas Gold and Silver Exchange, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 17, 1996, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about May 3, 1996. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-KSB (including the financial statements) ("Form 10-KSB") is enclosed herewith.


                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors, the proxy will be voted in the manner specified on the enclosed proxy.

At the close of business on April 26, 1996, 5,820,849 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 26, 1996, are entitled to notice of and to vote at the meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes thereto set forth certain information as of April 26, 1996, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

  Name and address                    Amount and nature               Percent
  of beneficial owner             of beneficial owner(1)            of class(1)
- ---------------------             ----------------------            -----------
Dr. L. S. Smith, Ph.D                      1,880,149 (2)              32.3%
  2817 Forest Lane
  Dallas, Texas 75234

Dr. Henry Hirschman, M.D.                  1,119,056                  19.2%
  4100 Long Beach Boulevard
  Long Beach, CA 90807

Raymond L. Bergman                           601,847                  10.3%
  24 N. Sewalls Pt. Rd.
  Stuart, Fl. 34996

Craig Alan-Lee                               300,000                   5.1%
  12821 Halkirk Street
  Studio City, CA 91604

_________________
(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 5,820,849 shares outstanding as of the above referenced date.
(2)      Includes 50,000 shares held in trust for the benefit of third parties.

                                                SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 26, 1996, with respect to the Company's Common Stock owned beneficially by persons named therein who are nominees for election as directors of the Company and by directors and officers as a group.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

   Name and address            Amount and nature         Percent
  of beneficial owner        of beneficial owner(1)    of class(1)
- -----------------------     -----------------------   ------------

Dr. L. S. Smith, Ph.D.            1,880,149 (2)             32.3%
  2817 Forest Lane
  Dallas, Texas 75234

W. H. Oyster                        163,615 (3)              2.8%
  2817 Forest Lane
  Dallas, TX 75234

John Benson                         103,750 (4)              1.8%
  2817 Forest Lane
  Dallas, TX 75234

All directors and officers        2,147,514 (5)             36.9%
  as a group (3 individuals)

________________

(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 5,820,849 shares outstanding as of the above referenced date.

(2)      See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" preceding.

(3) Includes 125,000 shares currently exercisable under a stock option with an exercise price of $2.20 per share.

(4) Includes 93,750 shares currently exercisable under stock options with an average exercise price of $1.88 per share.

(5) Includes 125,000 shares and 93,750 shares currently exercisable under stock options with exercise prices of $2.20 and $1.88, respectively.

                             ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on April 2, 1996, nominated three persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgement.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the three nominees for election as
Directors:

                                             Year First
                                               Elected
                                             Director or
                                              Appointed
                                              Officer of
     Name          Age     Position            Company
     ----          ---     --------          -----------
Dr. L.S. Smith
Ph.D (1)            49     Chairman of the       1980
                           Board of Direc-
                           tors and Chief
                           Executive Officer

W.H. Oyster (2)     43     Director, Presi-      1990
                           dent and Chief
                           Operating Officer

John Benson (3)     50     Director and          1992
                           Chief Financial
                           Officer

Business Experience During Last Five Years

(1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.

(2) General Manager, Park Forest Jewelry and Coin Exchange 1986 to 1987; Manager DGSE Corporation, 1988 to present, Director, President and Chief Operating of the Company since January 1990.

(3) Senior Vice President, UTL Corporation 1970 to 1991; Chief Financial Officer, Computer Automation Inc. 1992; Chief Financial Officer of the Company since December 1992.

              COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 1995, the Company's Board of Directors met four
(4) times. All members of the Board of Directors were present at each of the meetings.

There are presently no committees of the Board of Directors.


                             EXECUTIVE COMPENSATION


The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $100,000.

                         SUMMARY COMPENSATION TABLE


                               Annual Compensation    Long Term
                               -------------------   Compensation
                                                     ------------
                                                        Awards
                                                        ------
Name                                                  Securities
and                                                   Under-
Principal                                             lying
Position               Year      Salary      Bonus    Options
- --------------------------------------------------    ----------
Dr. L.S. Smith         1995     $122,596   $40,000        -
Chief Executive        1994     $108,947   $35,137        -
Officer                1993     $105,500   $32,833        -

W.H. Oyster            1995     $122,884   $25,000        -
President and          1994     $117,048   $22,915      50,000
Chief Operating        1993     $114,189   $19,096     100,000
Officer

                                    AUDITORS

The Company has selected Grant Thornton to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 1995, were limited to the audit of the Company and review of the Company's federal income tax return.

A representative of Grant Thornton will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of Grant Thornton will be available to respond to appropriate questions.


                 SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                      1997 ANNUAL SHAREHOLDERS MEETING

Any shareholder desiring to submit a proposal for action at the 1997 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than January 3, 1997. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposal included and other respects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.


                                OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented at the meeting other than matters that will be presented at the meeting other than matters incident to the conduct thereof. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will vote thereon at their discretion.




                                              By Order of the Board of Directors




                                              Dr. L. S. SMITH, Ph.D
                                              Chairman of the Board
                                              and Secretary

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PROXY              DALLAS GOLD AND SILVER EXCHANGE, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Dr. L. S. Smith and John Benson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of Dallas Gold and Silver Exchange Inc. held of record by the undersigned on April 26, 1996, at the Annual Meeting of Shareholders to be held June 17, 1996, or any adjournment thereof.

1. ELECTION OF DIRECTORS       FOR all nominees listed below        WITHHOLD AUTHORITY to vote
                               (except as marked to the contrary    for all nominees listed  / /
                               below)  / /

  INSTRUCTION: To withhold authority to vote for any individual, cross out the nominee's name in the List below.

                 Dr. L. S. Smith    W. H. Oyster    John Benson

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     (OVER)

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

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                            Please sign exactly as name below.
                                            When shares are held by joint
                                            tenants, both should sign. When
                                            signing as attorney, as executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.
                                            Dated:                        , 1996
                                                  ------------------------

                                            ------------------------------------
                                                        Signature

                                            ------------------------------------
                                                 Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

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